UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Asana, Inc.
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Your Vote Counts! ASANA, INC. 1550 BRYANT STREET, SUITE 200 SAN FRANCISCO, CA 94103 ASANA, INC. 2021 Annual Meeting Vote by June 13, 2021 11:59 PM ET You invested in ASANA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2021. Vote Virtually at the Meeting* June 14, 2021 2:00 PM PDT Virtually at: www.virtualshareholdermeeting.com/ASAN2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D53375-P57480 Get informed before you vote View the Notice, Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting, and the more complete proxy materials, which contain important information, are available on the internet or by mail. You are encouraged to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D53376-P57480 01) Sydney Carey 02) Matthew Cohler 03) Dustin Moskovitz 1. Election of three Class I directors to serve until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Nominees: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2022. NOTE: Your proxy holder will also vote on any such other business as may properly come before the meeting or any adjournment thereof. For For